SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
November 1, 2010
Date of Report (Date of earliest event reported)
COLLECTIVE BRANDS, INC.
(Exact Name of Registrant as Specified in its Charter)
DELAWARE
(State or Other Jurisdiction of Incorporation)

1-14770	43-1813160
(Commission File Number)	(IRS Employer Identification No.)
3231 Southeast Sixth Avenue
Topeka, Kansas 66607-2207
(Address of Principal Executive Office) (Zip Code)
(785) 233-5171
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure
The following information is furnished pursuant to Item 7.01.
Collective Brands, Inc. and its subsidiary Payless ShoeSource, Inc. (“Payless ShoeSource”) announced today that American Eagle Outfitters and Payless ShoeSource have entered into a settlement agreement that resolves their dispute regarding ownership and use of the AMERICAN EAGLE and related trademarks. Under the terms of the settlement, American Eagle Outfitters will own the trademarks at issue. Payless ShoeSource and Collective Brands, Inc. will have the paid-up right to continue to sell their AMERICAN EAGLE line of shoes and bags of their design and manufacture at Payless stores and on the website Payless.com. AMERICAN EAGLE OUTFITTERS shoes and bags will continue to be sold at American Eagle Outfitters stores and on its website AE.com.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

COLLECTIVE BRANDS, INC.
Date: November 3, 2010	By:	/s/ Douglas G. Boessen
Douglas G. Boessen
Division Senior Vice President, Chief Financial Officer and Treasurer